Exhibit 99.1

EMPLOYMENT AGREEMENT BETWEEN
SIBONEY CORPORATION AND
ERNEST R. (Bodie) MARX

        THIS EMPLOYMENT AGREEMENT is made and entered into as of the 1st day of July 2003, by and between SIBONEY CORPORATION, a Maryland corporation (“Company”), and ERNEST R. (Bodie) MARX (“Marx”).

        WHEREAS, the Company and Marx desire that Marx continue in the employment of the Company under the terms and conditions set forth in this Employment Agreement;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows:

        1.  Employment. The Company hereby employs Marx, and Marx hereby accepts such employment from the Company, upon the terms and conditions hereinafter set forth.

        2.   Position and Duties of Marx. During Marx’s employment by the Company, Marx shall be President of the Company and President of Siboney Learning Group, responsible for the day-to-day business and operations of K-12 educational software business of the Company, including the Company’s subsidiary, Gamco Industries, Inc. Marx shall serve the Company to the best of Marx’s ability and shall perform such other duties and in such other capacities as are assigned to Marx from time to time by the Board of Directors of the Company or officers of the Company senior to Marx. Marx agrees to devote Marx’s entire working time and efforts to the business of the Company (except for vacations in accordance with the Company’s policies for comparable executives and reasonable time for attention to personal affairs, so long as Marx’s performance hereunder is not adversely affected thereby), and to be loyal and faithful to the Company at all times, constantly endeavoring to improve Marx’s ability and knowledge of the business of the Company in an effort to increase the value of Marx’s services for the mutual benefit of Marx and the Company.

        3.   Term of Employment. The term of Marx’s employment under this Agreement shall be for the period commencing as of the date hereof and continuing through June 30, 2004, and thereafter shall continue from year to year unless terminated by either party at any time: (a) in the case of termination by the Company for reasons other than “cause” (as defined in subparagraph (iv) below), upon notice of termination and the payment by the Company to Marx of termination pay equal to the level of base salary then payable to Marx for a 12 month period, payable semi-monthly following the date of termination of Marx’ employment (the “Termination Payments”), provided Marx is in compliance with the terms and conditions of paragraphs 7(b) and (c) at the time of each such payment and provided further that the amount payable by the Company under this paragraph 3(a) shall not be payable: (i) at any time subsequent to the time the payment provided for in paragraph 6(a) is paid to Marx or (ii) if and for so long as the payment provided for in paragraph 7(c) is paid to Marx, or (b) in the case of termination by Marx, upon his giving 90 days notice of termination to the Company, or (c) upon the earlier occurrence of any of the following events:

(i) Upon the mutual agreement in writing of the Company and Marx to terminate Marx’s employment by the Company.

(ii) Upon the death of Marx.

        (iii)        At the Company’s option, by action of the Company’s Board of Directors, on thirty (30) days written notice, in the event of Marx’s disability, defined as: (i) illness resulting in failure substantially to discharge Marx’s duties under this Agreement for sixty (60) consecutive days, or 120 days during any eighteen (18) month period, as a result of an injury, disease, sickness or other physical or mental incapacity, or (ii) if a policy of disability insurance is carried by the Company covering Marx, as disability is defined under such policy.

        (iv)         By the Company for “cause,” which shall mean that: (A) Marx has been guilty of dishonesty, stealing, embezzlement, misappropriation of funds, violation of the provisions of paragraph 7, excessive unexcused absenteeism from work (other than for injury, disease, sickness or other physical or mental incapacity which is covered under subparagraph (iii) above), or failing to assure that the Siboney Learning Group or other operations of the Company for which Marx is responsible maintains complete and accurate books and records at all times; or (B) Marx has been convicted of a felony.

Notwithstanding any other provision of this Agreement, upon the termination of Marx’ employment with the Company for any reason, Marx shall be paid, at the time of termination: (i) all accrued and unpaid salary then payable under paragraph 4, and (ii) compensation at Marx’ then annual base salary rate for any accrued but unpaid vacation pay for the year in which such termination occurs.

        4.   Compensation. The Company agrees to pay Marx for Marx’s services during the term of Marx’s employment hereunder compensation at the rate of $231,600 per annum, unless otherwise agreed to by the Company and Marx. It is the intention of the parties that such base compensation shall be reviewed annually in connection with each renewal of the annual term of this Agreement. Such compensation shall be subject to the Company’s normal withholdings and shall be paid semi-monthly or on such other basis as is consistent with the Company’s normal practices.

        5.   Fringe Benefits; Expenses.

        (a)   The Company will provide Marx with medical (including dependent coverage) and life insurance and other fringe benefits normally accorded the Company’s executives (which may entail employee contributions); provided, however, that the foregoing shall not obligate the Company to continue any such benefits in force, or to maintain such benefits at their present standards and levels, at any time as to such class of employees.

        (b)   The Company will pay directly, or reimburse Marx, for such items of reasonable and necessary expense as are authorized by the Company and incurred by Marx in the interest of the business of the Company. All such expenses paid by Marx will be reimbursed by the

Company upon the presentation by Marx of an itemized account of such expenditures, sufficient to support their deductibility to the Company for federal income tax purposes, within thirty (30) days after the date such expenses are incurred.

        6.   Termination Following Change of Control.

        (a)   If any of the events described in paragraph 6(c) below constituting a Change of Control of the Company occur and if the employment of Marx terminates for any reason whatsoever, including death or disability of Marx, within one (1) year after such Change of Control, then in lieu of any further salary or other compensation payments to Marx for periods subsequent to the Date of Termination (as defined below), the Company shall pay as severance pay to Marx, on or before the fifth (5th) day following the Date of Termination, a lump sum amount equal to one times the greater of: (A) his then annual base salary, or (B) his annual base salary in effect immediately prior to the Change of Control of the Company, subject to all applicable federal and state income taxes. For the purposes hereof, the following definitions shall apply:

(i) “Date of Termination” shall mean the date on which a Notice of Termination is given, unless the parties agree to another date.

(ii) “Notice of Termination” shall mean a written notice communicated by either party to the other party hereto which indicates that Marx’ employment with the Company is being terminated.

        (b)   For purposes of this Agreement, a “Change of Control of the Company” shall mean:

        (i)         The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50 percent or more of either: (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company, as determined for the purpose of, and entitled to vote generally in, the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control: (x) any acquisition by the Company, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (c) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of subparagraph (iii) of this paragraph (b) are satisfied; or

        (ii)        Individuals who, as the date hereof, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

        (iii)         Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation: (A) more than 50 percent of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation, entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

        (iv)         Approval by the shareholders of the Company of: (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (x) more than 50 percent of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (y) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

        (c)   Marx shall not be required to mitigate the amount of any payment provided for in this paragraph 6 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Section 6 be reduced by any compensation earned by him as the result of employment by another employer after the Date of Termination, or otherwise.

        7.   Covenants of Marx. Marx covenants to and agrees with the Company as follows:

        (a)   Marx shall not, without the express prior consent of the Board of Directors of the Company, be engaged in any other business activity, whether or not such business activity is pursued for gain, profit or other pecuniary advantage; but nothing contained herein shall be construed as preventing Marx from investing Marx’s assets in not more than 1% of the capital stock or other securities of any corporation whose stock or other securities are regularly traded on a national securities exchange or in the over-the-counter securities market and with which Marx has no employment, representative or agency relationship.

        (b)   During the term of Marx’s employment with the Company and thereafter for a period of two (2) years, Marx will not, in any manner, directly or indirectly with or through any other person or entity:

        (i)         Except as required in Marx’s duties to the Company, disclose or divulge to any person, entity, firm or company, or use for Marx’s benefit or the benefit of any other person, entity, firm or company, directly or indirectly, as the same may exist during the term of Marx’s employment by the Company or at the date of such termination, any knowledge, information, business methods, techniques, devices, customer lists, supplier lists, business plans, software programs or other data of the Company, without regard to whether all of the foregoing matters will be otherwise deemed confidential, material or important, the parties stipulating that as between them, the same are important, material and confidential and greatly affect the effective and successful conduct of the business and the goodwill of the Company;

        (ii)        Divert, take away, solicit or interfere with any of the employees or agents of the Company, or employ any person who was an employee of the Company at any time during the two year period prior to the date of such employment.

        (c)   During the term of Marx’s employment with the Company and thereafter for a period of 18 months, Marx will not, in any manner, directly or indirectly with or through any other person or entity:

        (i)         Engage, either personally or as an employee, partner, officer, manager, agent, advisor, associate, consultant or otherwise, or by means of any corporate or other entity or device, in any business which is competitive (as defined in paragraph (d) below) with the business of the Company; or

(ii) Divert, take away or interfere with any of the customers, suppliers or business of the Company.

provided that if Marx’s employment is terminated by the Company for any reason other than cause, Marx’s obligation under this paragraph 7(c) shall continue only for so long as Company, in its sole discretion, continues to pay Marx an amount equal to the semi-monthly compensation which would have been payable to Marx under the terms of paragraph 4 if Marx’s employment had continued, minus any amounts paid by the Company to Marx under paragraph 3.

        (d)   For the purposes hereof, a business will be deemed competitive if it is conducted in whole or in part within the continental United States and involves the production or sale of educational software or other products or services which are competitive with any business in which the Company is engaged as of the date of Marx’s cessation of employment or as to which the Company has formulated definitive plans, of which Marx has knowledge, to enter into as of the date of cessation of Marx’s employment.

        (e)   It is the intention of the parties to restrict the activities of Marx under paragraphs 7(b) and (c) only to the extent necessary for the protection of the business interests of the Company, and the parties specifically covenant and agree that should any of the provisions thereof, under any set of circumstances, be determined by a court having jurisdiction to be too broad for that purpose or invalid or unenforceable for any reason, it is the intention and agreement of the parties that such provisions shall be so interpreted and applied by such court in such a narrower sense as shall be necessary to make the same valid and enforceable to the maximum extent possible, consistent with the intent of the parties expressed in this Agreement.

        (f)   The covenants and agreements of Marx contained in paragraphs 7(b) and (c) shall be construed as independent of any other provision of this Agreement and given for valuable independent consideration, and the existence of any defense, claim or cause of action against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of such covenants and agreements.

        8.   Company Proprietary Rights and Materials. Marx acknowledges and agrees that as an officer of the Company, Marx shall at all times conduct himself in a manner consistent with his fiduciary obligations to the Company. Marx agrees to perform his duties in connection with this Agreement in good faith and in a manner which Marx reasonably believes to be in the best interest of the Company, and with such care, including reasonable inquiry, as an ordinary prudent person in a like position would use under similar circumstances. Marx will keep confidential and will not directly or indirectly divulge any confidential information of the Company to anyone (except as required by applicable law or in connection with the performance of Marx’s duties and responsibilities as an employee of the Company) nor use or otherwise appropriate any of the Company’s confidential information for his own benefit, or on behalf of any other person, firm, partnership, corporation or other entity by whom Marx might subsequently be employed or with which Marx might otherwise be associated or affiliated.

All proprietary rights which: (i) are made, conceived or developed with the equipment, supplies, facilities, trade secret information, time or other assets of the Company; (ii) relate to the business of the Company; or (iii) result from work performed for the Company, as between Marx and the Company, are and shall remain the sole property of the Company, and upon the request of the Company, Marx shall assign any and all rights he may have therein to the Company, subject to such restrictions as are imposed by applicable law. The foregoing assignment obligation shall not apply to an invention that Marx develops entirely on his own time without using the Company’s equipment, supplies, facilities or trade secret information, except for inventions (which shall be so assigned to the Company) that either: (a) relate at the time of conception or reduction to practice of the invention to the Company’s business, or actual or demonstrably anticipated research or development of the Company; or (b) result from any work performed by Marx for the Company.

All documents, records, statements, correspondence, invoices, statements, algorithms, software programs, software source documentation, models, designs, drawings, specifications, financial statements and projections, plans, notebooks, including copies thereof, affecting or relating to the business of the Company, which Marx shall prepare, use, construct, observe, possess or control (“Company Materials”), shall be and remain the sole property of the Company. Upon the termination of the employment of Marx with the Company at any time during or after the term of this Agreement, for any reason, Marx shall promptly deliver all Company Materials to the Company.

        9.   Remedies.

        (a)   If Marx terminates Marx’s employment with the Company, or if such employment is terminated under paragraph 3, Marx shall be entitled only to receive accrued basic salary and vacation pay, to the extent that such compensation has accrued and is payable as of the date of such termination, but no other amounts accruing or payable under this Agreement shall be payable to Marx, except as otherwise specifically provided in paragraph 3.

        (b)   It is expressly agreed that the breach or evasion of the terms of this Agreement by Marx will result in immediate and irreparable injury to the Company, for which the payment of money damages would be an inadequate remedy, and will authorize recourse to the equitable remedies of injunction and specific performance, as well as to all other legal or equitable remedies to which the Company may be entitled. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity, by statute or otherwise. The election of any one or more remedies by the Company shall not constitute a waiver of the right to pursue other available remedies.

        (c)   Marx represents and admits that in the event of the cessation of Marx’s employment for any reason, Marx’s experience and capabilities are such that Marx can obtain employment in another business engaged in other lines or of a different nature, and that the issuance and enforcement of equitable remedies which require the performance of any provision of this Agreement by Marx, including the provisions of paragraph 7(b); will not prevent Marx from earning a livelihood.

        (d)   In the event the Company or Marx institutes a suit at law or in equity for the purpose of enforcing the provisions of this Agreement, the prevailing party in any such action shall be entitled to recover reasonable attorneys’ fees and expenses and related costs and expenses, in addition to any other judgment, award or remedy to which the prevailing party may be entitled.

        10.   Withholding. Notwithstanding any other provision of this Agreement, the Company may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

        11.   Severability. All agreements and covenants herein contained are severable, and in the event any of them shall be held to be invalid by any competent court, this Agreement shall continue in full force and effect and, subject to subparagraph 7(d), shall be interpreted as if such invalid agreements or covenants were not contained herein.

        12.   Waiver or Modification. No waiver, amendment or modification of this Agreement or any portion hereof shall be valid unless in writing and duly executed by the party to be charged therewith. No evidence of any waiver, amendment or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the parties arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver, amendment or modification is in writing and duly executed as aforesaid. The failure of the Company to exercise or otherwise act with respect to any of its rights hereunder in the event of a breach of any of the terms or conditions hereof by Marx shall not be construed as a waiver of such breach, nor prevent the Company from thereafter enforcing strict compliance with any and all of the terms and conditions hereof.

        13.   Notices. All notices, requests, demands, consents or other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or mailed by certified, registered or Express mail, return receipt requested, or next business day courier service (such as Federal Express), if to the Company, to:

Siboney Corporation Attention: Timothy J. Tegeler 325 N. Kirkwood Road, Suite 300 P.O. Box 221029 St. Louis, Missouri 63122

and, if to Marx, to:

Ernest R. Marx 5 Clermont Lane St. Louis, Missouri 63124

or to such other address to which a party gives notice to the other in accordance with this paragraph 13.

        14.   Construction.

        (a)   This Employment Agreement shall be governed by and construed under the laws of the State of Missouri, notwithstanding the place of execution hereof or the performance of any acts under this Agreement in any other jurisdiction.

        (b)   For purposes of paragraph 7, references to the Company shall include all companies or other entities controlled by, controlling, or under common control with the Company, whether such control is exercised through ownership or other direction of the management or policies of any such company or entity, and all licensees of the Company.

        15.   Successors. This Agreement shall be binding upon and shall inure to the benefit of the Company and Marx and their respective successors, assigns, heirs, executors, administrators and legal representatives.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

SIBONEY CORPORATION

By: /s/ Timothy J. Tegeler Timothy J. Tegeler, Chairman	/s/ Ernest R. (Bodie) Marx Ernest R. (Bodie) Marx